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                                                                  EXHIBIT (a)(3)

                                     FORM OF
                            TEAM AMERICA CORPORATION

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

         This Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates representing shares of common stock, no par value (the "Shares"), of TEAM America Corporation, an Ohio corporation (the "Company"), are not immediately available or time will not permit all required documents to reach National City Bank (the "Depositary") on or prior to the Expiration Time (as defined in the Offer to Purchase), or the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary. See Section 3 of the Offer to Purchase.

                        The Depositary for the Offer is:

                               NATIONAL CITY BANK

           By Mail:                           By Hand/Overnight Delivery:

National City Bank, Depositary              National City Bank, Depositary
        P.O. Box 94720                        Corporate Trust Operations
  Cleveland, Ohio 44101-4720                    Third Floor-North Annex
                                                4100 West 150th Street
                                              Cleveland, Ohio 44135-1385


                            By Facsimile Transmission
                        (For Eligible Institutions Only):

                                 (216) 252-9163

                  Confirm Facsimile Transmission by Telephone:

                                 (800) 622-6757

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

         The undersigned hereby tenders to TEAM America Corporation, an Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated ___________ __, 2000 (the "Offer to Purchase"), and in the related Letter of Transmittal (which collectively, together with the Offer to Purchase and any amendments or supplements thereto, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

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Number of Shares:
                 ---------------------------------------
Certificate No(s). (if available):
                                   ---------------------
Account Number:
                ----------------------------------------
Date:                            Area Code and Telephone Number(s):
     ------------------------                                      -------------

Name(s) of Record Holder(s):                        Signature(s):
                            -----------------------              ---------------
                                 (Please Print)

Address(es):
            ---------------------------------------
                                    (Zip Code)
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                      THE GUARANTEE BELOW MUST BE COMPLETED

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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program, hereby guarantees to deliver to the Depositary at one of its addresses set forth above either the certificates representing all tendered Shares, in proper form for transfer, a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of book-entry delivery of Shares, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal within three NASDAQ SmallCap Market trading days after the date of execution of this Notice of Guaranteed Delivery. A "NASDAQ SmallCap Market trading day" is any day on which the NASDAQ SmallCap Market is open for business.

Name of Firm:
             -------------------------------------------------------------------
                                   Authorized Signature

Address:                                 Name:
        ---------------------                 -----------------------------
              (Zip Code)                         (Please type or print)

                                         Title:
------------------------------------           ----------------------------

Area Code and Telephone No.:             Date:                           , 2000
                            --------           -----------------------

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED DELIVERY. CERTIFICATES FOR SHARES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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